UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2011

ZIPREALTY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51002	94-3319956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 300 Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

510-735-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

The information in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On July 1, 2011, ZipRealty, Inc. (the “Company”) issued a press release announcing that it is discontinuing the commission rebate program offered to buyers who close a transaction using one of the Company’s real estate agents. Clients who have entered into or will enter into a contract to purchase a home by July 15, 2011, and who close escrow on the transaction by August 31, 2011, will remain eligible to receive the Company’s rebate, subject to certain additional restrictions. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01                       Financial Statements and Exhibits.

(d)	Exhibits.

The information in Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

99.1           Press Release dated July 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC.
a Delaware corporation

Dated:	July 1, 2011	By:	/s/ Samantha E. Harnett
Samantha E. Harnett
Vice President and
General Counsel

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated July 1, 2011